Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2059

The Dow Jones Total Market Portfolio, Enhanced Index Strategy 2020-3

Supplement to the Prospectus

As of July 13, 2020, PolyOne Corporation (ticker: POL) has changed its name to Avient Corporation (ticker: AVNT). As a result, effective immediately, all references to PolyOne Corporation in the Portfolio’s prospectus are replaced with Avient Corporation.

Supplement Dated: July 13, 2020